UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On July 26, 2022, Rocky Mountain Chocolate Factory, Inc. issued the following presentation:

* * *

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.



CAUTIONARY STATEMENT



Important Additional Information and Where to Find It

In connection with the 2022 Annual Meeting of Stockholders (the "Annual Meeting"), Rocky Mountain Chocolate Factory, Inc. (the Company" or "RMCF") has filed its definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card with the Securities and Exchange Commission (the "SEC") on July 5, 2022, as supplemented by the Supplement to Proxy Statement filed with the SEC on July 7, 2022 (collectively, the "Proxy Statement") in connection with the solicitation of proxies from stockholders for the Annual Meeting. RMCF STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. This presentation is not a substitute for the Proxy Statement or any other document that may be filed by RMCF with the SEC. Investors and stockholders may obtain a copy of the Proxy Statement, an accompanying WHITE proxy card, any amendments or supplements to the Proxy Statement and other documents filed by RMCF with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge in the "SEC Filings" section of the of RMCF's Investor Relations website at www.rmcf.com/Investor-Relations.aspx or by contacting RMCF's Investor Relations department at (970) 259-0554, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. In addition, the documents may be obtained free of charge by directing a request by mail to: Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303, Attn: Secretary.

Certain Information Regarding Participants in the Solicitation

RMCF, its directors and certain of its executive officers are participants in the solicitation of proxies from RMCF stockholders in connection with matters to be considered at the Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise in RMCF, of RMCF's directors and executive officers, is included in RMCF's Annual Report on Form 10-K for the fiscal year ended February 28, 2022, filed with the SEC on May 27, 2022, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on June 28, 2022 (the "Annual Report"), and in the Proxy Statement. Changes to the direct or indirect interests of RMCF's directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 and Annual Statements of Changes in Beneficial Ownership on Form 5. These documents are available free of charge as described above.

Forward-Looking Statements

This presentation includes statements of RMCF's expectations, intentions, plans and beliefs that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These forward-looking statements involve various risks and uncertainties. The nature of RMCF's operations and the environment in which it operates subjects it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. The statements, other than statements of historical fact, included in this presentation are forward-looking statements. Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as "will," "intend," "believe," "expect," "anticipate," "should," "plan," "estimate," "potential," "prospects," "build" or similar expressions. For a detailed discussion of the risks and uncertainties that may cause RMCF's actual results to differ from the forward-looking statements, please see the section entitled "Risk Factors" contained in Item 1A. of the Annual Report. These forward-looking statements apply only as of the date hereof. As such they should not be unduly relied upon for more current circumstances. Except as required by law, RMCF undertakes no obligation to release publicly any revisions to these forward-looking statements that might reflect events or circumstances occurring after the date of this presentation or those that might reflect the occurrence of unanticipated events.


Rocky Mountain Chocolate Factory

ROCKY MOUNTAIN CHOCOLATE FACTORY:

Unique opportunity to deliver significant value under refreshed Board and management team

- A leading manufacturer of premium chocolate products sold primarily through a network of 327 franchise stores
- Ranked number one in the chocolate and candy stores category on Newsweek's list of "America's Best Retailers 2022"
- A refreshed Board and new management team building and executing a long-term strategic plan that increases and maintains accountability and benefits all stockholders
- Increasing interest in new franchises by prospective buyers and existing franchisees
- Dedicated to open communication with stockholders, employees, business partners, and our customers

Agenda

- **The New Board** – 2022 Proxy Slate
- **The New Leadership Team** – New CEO and CFO (last 90 days)
- **The New Plan** – New Companywide Strategic Planning Process Underway
- **The Business is Sound** – Significant Reversal of COVID effects and Pre-COVID trends
- **AB Value Has No Clear Plan to Increase Stockholder Value**

Rocky Mountain Chocolate Factory Independent Directors:
The Skills and Experience Needed to Restore Stockholder Value



JEFF GEYGAN
CHAIRMAN



GABRIEL ARREAGA



BRETT SEABERT



SANDRA TAYLOR



MARK RIEGEL



ELISABETH CHARLES

TO RETIRE FROM BOARD AT CONCLUSION OF AGM

On June 9, 2022, Elisabeth Charles announced she would not stand for reelection at the Company's 2022 AGM, retiring at its conclusion. She simultaneously stepped down as Board Chair, succeeded by Jeff Geygan

- Ms. Charles was elected a director in October 2021 and appointed Board Chair in January 2022. She oversaw continued positive change in the Company's corporate governance policies, and the hiring of Rob Sarlls as CEO in May 2022

- Ms. Charles stated, "My decision to retire from the Board was completely for personal reasons. I fully support the Board's nominees and Jeff Geygan as Chair of the Board and am thrilled that Rob Sarlls has joined as CEO"





The New Board

JEFF GEYGAN - CHAIR

- On RMCF's Board since August 2021 (11 months tenure)
- Interim Chair from October 2021 to January 2022 – guided newly constituted Board
- Current Chair since June 2022 (2 months tenure)
- 35 years investment management experience
- Actively engaged stockholder with successful history of collaborative change to increase sustained value
- CEO of Global Value Investment Corp which owns 8.45% of RMCF stock
- Chairman of Wayside Technology Group, Inc. (NASDAQ:WTSG) for 4 years





The New Board

JEFF GEYGAN - CHAIR

Geygan's Wayside Chair Experience – May 2018 to today

Business Strategy and Transformation:

- Replaced and enhanced Senior leadership team with new CEO and CFO
- Transformed business model as a result of new CEO and five-year strategic plan

Governance excellence:

- Separated Board Chair and CEO roles
- Recruited highly experienced, effective directors possessing diverse skills
- Developed Board skills matrix to assess skills gaps
- Initiated performance-based executive compensation plans to instill a goal-oriented culture
- Updated Committee charters including the creation of a Risk & Security Committee to address ESG & DEI





The New Board

JEFF GEYGAN - CHAIR

Geygan's Wayside Chair Experience - 2018 to today

- **Revenue up by 56%**
- **EBITDA up by 148%**
- **Stock price more than doubled in value**



WSTG Stock Price During Mr. Geygan's Chairmanship
$40.00
$36.00
$32.00
$28.00
$24.00
$20.00
$16.00
$12.00
$8.00
5/11/18
11/11/18
5/11/19
11/11/19
5/11/20
11/11/20
5/11/21
11/11/21
5/11/22





The New Board

GABRIEL ARREAGA

- On RMCF's Board since October 2021 (nine months tenure)
- Chairman RMCF Compensation Committee – led structuring of new CEO compensation which employed practices that reflect commitment to good compensation governance/addressed prior years' say on pay voting results
- Over two decades of senior global supply chain leadership, currently for Kroger, America's largest grocery store chain
- Innovator in deploying logistics technology, home delivery, and streamlining supply chain operations





BRETT SEABERT

- On RMCF's Board since 2017 (5 years tenure)
- Appointed as the Audit Committee chair on 2/26/2019, succeeding Lee Mortenson
- Elected as a director and appointed to the Audit Committee on 4/27/2017
- Co-Managing Partner and CFO, Tanamera Construction; former Deloitte auditor
- 30+ years financial experience (only CPA on RMCF Board), with focus on commercial real estate, financial structuring, accounting
- Only RMCF Director with more than 1 year of service – has critical institutional knowledge required to implement a strategic transition, and provides historic perspective to new Board members





The New Board

SANDRA TAYLOR

- On RMCF's Board since October 2021 (9 months tenure)
- Member of RMCF Compensation, Nomination & Governance Committees
- Former Starbucks Senior Corporate Social Responsibility Executive (2003-2008)
- Former public company experience (Capella Education (NASDAQ:CPLA) (2006-2011) and D.E. Master Blenders (SWX:DEMB) (2012-2013)
- AB Value Group Nominee during RMCF's 2021 Annual General Meeting of Stockholders





The New Board

MARK RIEGEL

- On RMCF's Board since October 2021 (9 months tenure)
- Chairman of RMCF Nomination & Governance Committee
- Current CEO of FroDo, a frozen dough manufacturing business
- Sales and Marketing experience in CPG businesses, (Russell Stover, Ferrara, Kraft)
- AB Value Group Nominee during RMCF's 2021 Annual General Meeting of Stockholders





NEW BOARD: ACCOMPLISHMENTS TO DATE



NEW BOARD: ACCOMPLISHMENTS TO DATE

- New outside CEO seated early May 2022 after a multi-month third-party search, bringing extensive strategic planning, manufacturing, sales and marketing, branding and financial experience
- New CFO announced July 2022 – bringing substantial financial experience as well as franchising operations, IT and systems, and strategic planning
- Selected Committee Chairs developed new Committee charters
- Explored potential acquisition opportunity which could have brought synergies and new executive leadership to RMCF
- Developed new Annual Budget Process with Leadership Team
- Smooth Transition and Evolution of Senior Leadership - planned and executed transition of legacy CFO and Interim CEO



The New Leadership

ROB SARLLS - CEO/DIRECTOR

- Joined RMCF early May 2022 (11 weeks)

10+ years of senior operating leadership in the food industry, including:

- CEO of better-for-you snack manufacturer Wyandot
- Senior Vice President and SEC listed executive for John B. Sanfilippo & Son, Inc. (NASDAQ:JBSS) one of the world's largest nut processors
- Chairman of SNAC International, global snack industry trade association
- Member, Board of Directors, Mennel Milling, LLC

Wyandot Snacks

SNaC International

Mennel



The New Leadership

ROB SARLLS - CEO/DIRECTOR



JOHN B. SANFILIPPO & SON, INC.

Stock price more than, tripled, and EBITDA nearly tripled, over 4 years:

- Developed and executed multi-year strategic plan
- Refocused on brands
- Executed strategic acquisition
- Championed product innovation
- Shedded unprofitable and high cost-to-serve businesses

Sanfilippo Experience



JBSS Stock Price During Mr. Sarlls's Tenure
$20.00
$17.50
$15.00
$12.50
$10.00
$7.50
$5.00
5/8/09
11/8/09
5/8/10
11/8/10
5/8/11
11/8/11
5/8/12
11/8/12



The New Leadership

ALLEN ARROYO - CFO

- Announced July 21st – start date August 1

30+ years senior financial experience, largely with franchising businesses, including:

- CFO of Blaze Pizza, which grew from 10 stores to over 225 stores
- SVP and CFO of Mastro's Steakhouse
- Corporate Controller and Treasurer, IHOP (now Dine Brands Global, Inc. (NYSE:DIN))
- Expertise in systems, technology, corporate finance, strategy and operations





THE NEW PLAN
NEW STRATEGIC PLANNING EFFORTS

- Setting the Stage for Change
- Strategic Planning Summit held in Durango July 7th & 8th
- Attendance included all functional heads plus significant mid-level leaders and CFO Allen Arroyo
- Topics covered included history and current state of business, competition, state of confection consumer, current and prospective manufacturing capabilities, state of franchise network, and future aspirations



THE NEW PLAN

NEW STRATEGIC PLANNING EFFORTS

Setting the Stage for Change – Strategy Summit Conclusions:

- Revamp franchise models, increase collaboration and communication, and store look and offerings
- Refresh and revitalize our brand
- Innovate all aspects of our business



THE NEW PLAN

NEW STRATEGIC PLANNING EFFORTS

- Pursue out of the box solutions to increase volume out of the Durango manufacturing site
- Improve and enhance leadership MIS to increase transparency and accountability
- Explore acquisitions and strategic alliances for growth
- Strengthen competitive knowledge (confection, other franchise offerings)



THE NEW PLAN

NEW STRATEGIC PLANNING EFFORTS

Setting the Stage for Change – Strategy Summit Conclusions:

- Company is completing establishment of 10+ cross-functional committees to develop and take ownership of each significant strategic initiative
- Progressive rollout of business changes to take place over next six to nine months – which will bear fruit over the next 1-2 years (undoing 10+ years of inertia)
- Leadership and entire team will clearly understand what we WILL do and what we WILL NOT do going forward

ROCKY MOUNTAIN CHOCOLATE FACTORY®

#1 CHOCOLATE – AND – CANDY SHOP


AMERICA'S BEST
RETAILERS
2022
Newsweek
statista

THE BUSINESS IS SOUND

FY SALES BACK TO PRE-COVID LEVELS


Gross Sales FYs 2018-2022 ($MMs)*
34.6
31.9
23.5
32.3
2019
2020
2021
2022

* Fiscal years end February 28/29



THE BUSINESS IS SOUND
Q1 2023 – NEW FRANCHISES



Meridian ID
Vernal UT
Buckete, AZ
Shorewood IL
Amarillo TX
San Antonio TX

- New RMCF Store
- New Yogurt Store
- Co-Branded Stores



THE BUSINESS IS SOUND
METRICS (EXCLUDING COVID)

Metric	Amount	Best Q1 Since*
• Q1 FY2023 Factory Sales Growth	2.3%	Q1 FY2018
• Q1 FY2023 Systemwide Same Store Sales	3.9%**	Q1 FY2006
• Q1 FY2023 Royalty/Marketing Income	$1,809M	Q1 FY2020

* Excludes wide swings in pandemic related store shutdowns and reopenings
** Excludes supermajority of factory price increase



THE BUSINESS IS SOUND

WE ARE COMMUNICATING FULLY AND EFFECTIVELY

- Dedicated PR/IR resource
- Timely communications
- Investor earnings calls restored (Last call January 2018)
- New IR website under development

Franchisee engagement:

- "50 Visits in 50 Weeks" CEO Listening Tour
- Monthly Franchisee touch base calls
- Management/Franchisee Convention September 2022



THE BUSINESS IS SOUND

FINALLY ENTERING THE 21ST CENTURY

- "Buy Online, Pickup in Store or Delivery" options developed across a few store platforms in the Fall and Winter
- DoorDash sales across all store platforms increased 56% in FY 2022 versus FY 2021—significant increase despite the flocking back to real space retail store
- DoorDash sales through chocolate-only stores increased even faster at 64% YOY
- Less than 60% of chocolate stores are signed up for DoorDash










IT IS TIME FOR AB VALUE GROUP TO STOP HOSTILITIES SO WE CAN FOCUS INTENSELY ON SHAREHOLDER VALUE

- The refreshed Board and management team is moving aggressively on bold new plans to drive value. The average tenure of the Independent Board is 18 months

- We had offered to settle this proxy contest by considering AB Value Group's sole remaining nominee, Mary Bradley

- It is time for the AB Value Group to end this costly and disruptive proxy fight



RMCF OFFER

On July 9, 2022, the Board proposed to AB Value Group a settlement offer that provides fo:

(1) an increase in the size of the Board to seven directors; (2) the appointment of one of AB Value's nominees to the Board (subject only to such nominee agreeing to an interview with the Board as part of the Board's exercise of its duties); (3) a commitment to re-nominate that AB Value nominee in 2023; (4) a $600,000 reimbursement of AB Value's expenses; and (5) AB Value's agreement to a customary standstill to not run another proxy contest in 2023 and to dismiss AB Value's lawsuit seemingly instigated in support of their 2021 proxy contest, which AB Value has made no attempt to pursue other than as a negotiating chip.



AB Value Has No Clear Plan to Increase Stockholder Value

Berger OWNS Some of the Past:

- **Andrew Berger** and another director designated by AB Value, **Mary Thompson**, were on RMCF's Board during all of 2020 and most of 2021. They came on due to a Cooperation Agreement – Berger was voted off the Board by stockholders with the 2021 AGM, and Thompson resigned just prior to it. Two years should have been sufficient time to affect meaningful business and operational changes, as well as exert influence from within the Board room.

- During the 2021 AGM AB Value Group secured two new successive Board seats – with its nominees **Sandra Taylor** and **Mark Riegel**

- Berger initially secured a position on the Company's 2022 Proxy Card to be renominated as a Director through the Company's Proxy Access provision (14N filing)



AB Value Has No Clear Plan to Increase Stockholder Value

Berger OWNS Some of the Past (Cont)

- Then in an abrupt shift of strategy Berger sought SIX FULL REPLACEMENT DIRECTORS, which AB Value Group submitted through an advance notice filing

- Proxy later amended to securing TWO replacement directors, looking to secure a total of **FOUR out of SIX members in two years** – disproportionate to share ownership, and an unfair reward for lack of results

- Just last week, the AB Value Group reduced its slate to just ONE nominee, raising concerns about the abrupt departure of candidate, Ms. Correne Loeffler



DATE OF THE ANNUAL MEETING CHOSEN FOR BUSINESS REASONS

- RMCF Board showed full openness to Berger when in May they permitted his nominee candidacy on the 2022 Proxy Card
- RMCF's Fiscal Year ends in February
- It is customary for companies to hold their AGM within 6 months of a fiscal year end
- For RMCF this is August – The 2022 AGM meeting date is set for August 18th
- In most recent years AGMs have been delayed due to intensity of stockholder proxy activity
- In the years prior to the recent spate of AB Value Group activity, the RMCF Board held 12 out of past 15 years; only delaying when involved in contested elections of its AGMs in July or August



BRETT SEABERT AND MARY BRADLEY

Brett Seabert, CPA

- His extensive audit and CFO experience, RMCF institutional knowledge, and years of public Board service are critically important to the transformative work underway
- Mr. Seabert's five years of public company Board experience, 30+ years of detailed financial experience and longstanding C-suite experience provides invaluable perspective and resources to RMCF's Board and management

Mary Bradley

- Ms. Bradley has had an impressive career with consumer-facing retail business
- Nonetheless, she does not share the substantial public company Board and C-Suite experience of Mr. Seabert
- **RMCF offered to interview Mary Bradley on June 14, 2022, which was rejected by AB Value Group**



COMPANY AND THIS BOARD HAVE DELIVERED ON DESIRED CHANGES

- Fully independent Board, unincumbered by the past
- Terminated longstanding Poison Pill
- Addressed Say on Pay and Senior Executive Incentive Compensation
- Separated Chair and CEO roles
- Separated CEO and CFO roles
- Replaced legacy leadership with EXPERIENCED EXTERNAL LEADERSHIP
- "No Sacred Cow" strategic review underway
- Restoration of transparency and dialogue with stockholders



AB Value Has No Clear Plan to Increase Stockholder Value

- AB Value does not deserve $2MM+ cash and effective control of the Board given their highly disruptive and chaotic behavior over the **last 4 years** and lack of any coherent plan to drive stockholder value

- This is especially true now given the significant enhancements to corporate governance and progress with the business over the past **9 months**



IT IS TIME FOR AB VALUE GROUP TO STOP HOSTILITIES SO WE CAN FOCUS INTENSELY ON SHAREHOLDER VALUE

- The refreshed Board and management team is moving aggressively on bold new plans to drive value. The average tenure of the Independent Board is 18 months

- It is time for the AB Value Group to end this costly and disruptive proxy fight



THANK YOU

